Exhibit 99.4

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Brookfield Reinsurance Ltd. (“Brookfield Reinsurance”) is a Bermuda corporation incorporated on December 10, 2020, and operates a leading wealth solutions provider, focused on securing the financial futures of individuals and institutions through a range of wealth protection and retirement services, and tailored capital solutions. American National Group, LLC (“American National”) is a wholly-owned operating subsidiary of Brookfield Reinsurance.

On May 2, 2024, American National completed the acquisition of American Equity Investment Life Holding Company, an Iowa corporation (“AEL”), by acquiring all of AEL’s issued and outstanding common stock Brookfield Reinsurance did not already own for total consideration of approximately $3.7 billion comprised of $2.5 billion in cash and $1.2 billion in class A limited voting shares of Brookfield Asset Management Ltd. (“BAM”). The consideration was funded by a combination of American National’s and AEL’s existing liquidity, additional term loan financing, and capital contribution from Brookfield Reinsurance. Subsequently on May 7, 2024, American National completed a downstream merger with AEL, with AEL being the surviving entity, which changed its name to American National Group Inc. (“ANGI” or the “Company”) and reincorporated as a Delaware corporation. AEL’s preferred stock were unaffected and continues to be listed on the New York Stock Exchange (“NYSE”) under ANGI with ticker symbols “ANGPRA” and “ANGPRB”. For purposes of the Unaudited Condensed Consolidated Pro Forma Financial Statements, these events are collectively referred to as the “Transaction”.

The Unaudited Condensed Consolidated Pro Forma Financial Statements of ANGI set forth below have been prepared based on the consolidated financial statements of American National and AEL. Both American National and AEL have a financial year end of December 31. The Unaudited Condensed Consolidated Pro Forma Statement of Financial Position of ANGI gives effect to the Transaction as if it had been consummated on March 31, 2024, and the Unaudited Condensed Consolidated Pro Forma Statement of Operating Results of ANGI give effect to the Transaction as if it had been consummated on January 1, 2023. All financial data in the Unaudited Condensed Consolidated Pro Forma Financial Statements is presented in U.S. dollars, and unless otherwise noted, has been prepared using accounting policies that are consistent with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Unaudited Pro Forma Financial Statements are based on preliminary estimates, accounting judgments and currently available information and assumptions that management believes are reasonable. The notes to the Unaudited Condensed Consolidated Pro Forma Financial Statements provide a detailed discussion of how such adjustments were derived and presented in the Unaudited Condensed Consolidated Pro Forma Financial Statements. The Unaudited Condensed Consolidated Pro Forma Financial Statements have been prepared for illustrative purposes only and are not necessarily indicative of what ANGI’s financial position or results of operations would be had the Transaction occurred on the dates or for the periods indicated, nor is such pro forma financial information necessarily indicative of the results to be expected for any future period. ANGI’s actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The Unaudited Condensed Consolidated Pro Forma Financial Statements should be read in conjunction with the accompanying notes and:

•	the audited financial statements of American National as of December 31, 2023 and 2022 and for each of the years in the three-year period ended December 31, 2023, filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein;

•	the unaudited interim financial statements of American National as of March 31, 2024 and December 31, 2023 and for the three months ended March 31, 2024 and 2023, filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein;

•	the audited financial statements of AEL as of December 31, 2023 and 2022 and for each of the years in the three-year period ended December 31, 2023, included in the Company’s 10-K filed with the SEC on February 29, 2024;

•	and the unaudited interim financial statements of AEL as of March 31, 2024 and December 31, 2023 and for the three months ended March 31, 2024 and 2023, included in the Company’s 10-Q filed with the SEC on May 10, 2024; as well as

•	the accompanying notes to such financial statements.

The historical financial statements of American National and AEL have been prepared in accordance with U.S. GAAP. Reclassification adjustments have been made to conform the presentation of these historical financial statements to that of ANGI’s financial statements. Please refer to Note 2 and Note 3 for details on those adjustments.

UNAUDITED PRO FORMA STATEMENT OF FINANCIAL POSITION

As of March 31, 2024

American National Group Inc.

As of March 31, 2024 In USD, millions	American National (2)	AEL (3)	Transaction accounting adjustments (1)	Notes	Pro Forma ANGI
Assets
Available-for-sale fixed maturity securities, at fair value	$14,015	$32,044	$—		$46,059
Equity securities, at fair value	1,426	—	(217)	1(a), (h)	1,209
Mortgage loans on real estate, at amortized cost	5,582	7,282	(644)	1(f)	12,220
Private loans, at amortized cost	183	853	—		1,036
Real estate	460	1,355	25	1(f)	1,840
Real estate partnerships	3,094	51	—		3,145
Investment funds	1,769	1,024	82	1(f)	2,875
Policy loans	395	1	—		396
Short-term investments	3,243	280	(1,300)	1(g)	2,223
Other invested assets	161	508	1,133	1(f)	1,802
Total investments	30,328	43,398	(921)		72,805
Cash and cash equivalents	2,244	13,496	(719)	1(a), (g)	15,021
Accrued investment income	239	431	—		670
Deferred policy acquisition costs and deferred sales inducements	616	5,626	(5,626)	1(c)	616
Premiums due and other receivables	492	—	—		492
Ceded unearned premiums	213	—	—		213
Deferred tax asset	252	115	(115)	1(d)	252
Reinsurance recoverables and deposit assets	422	15,144	(160)	1(f)	15,406
Property and equipment	170	39	3	1(f)	212
Goodwill, VOBA and intangible assets	521	37	8,748	1(b)	9,306
Other assets	557	894	(224)	1(f)	1,227
Separate account assets	1,285	—	—		1,285
Total assets	$37,339	$79,180	$986		$117,505

Liabilities
Future policy benefits	6,684	341	(31)	1(f)	6,994
Policyholders’ account balances	17,588	60,821	652	1(f)	79,061
Policy and contract claims	1,854	—	—		1,854
Market risk benefits	55	3,123	—		3,178
Unearned premium reserve	1,147	—	—		1,147
Other policy funds and contract claims	339	—	—		339
Notes payable	185	784	(16)	1(f)	953
Subsidiary borrowings	1,494	79	598	1(a), (e)	2,171
Funds withheld for reinsurance liabilities	—	8,812	(211)	1(f)	8,601
Other liabilities	641	2,048	742	1(d), (f)	3,431
Separate account liabilities	1,285	—	—		1,285
Total liabilities	$31,272	$76,008	$1,734		$109,014

Equity
Preferred stock	—	—	685	1(a), (f)	685
Additional paid-in capital	5,185	1,073	726	1(a), (h)	6,984
Accumulated other comprehensive income (loss)	(59)	(3,190)	3,190	1(a)	(59)
Retained earnings	829	5,185	(5,273)	1(a), (d)	741
Non-controlling interests	112	24	4	1(a), (f)	140
Total equity	$6,067	$3,092	$(668)		$8,491
Total liabilities and equity	$37,339	$79,100	$1,066		$117,505

See the accompanying notes to the pro forma financial statements.

UNAUDITED PRO FORMA STATEMENT OF OPERATING RESULTS

For the Three Months Ended March 31, 2024

American National Group Inc.

For the three months ended March 31, 2024 In USD, millions	American National (2)	AEL (3)	Transaction accounting adjustments (1)	Notes	Pro Forma ANGI
Net premiums	$1,145	$—	$—		$1,145
Other policy revenue	112	119	—		231
Net investment income	421	555	(14)	1(i)	962
Investment related gains (losses)	(8)	(94)	(2)	1(h)	(104)
Total revenues	1,670	580	(16)		2,234

Policyholder benefits and claims incurred	(1,086)	(4)	—		(1,090)
Interest sensitive contract benefits	(154)	(305)	—		(459)
Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired	(161)	(131)	23	1(c)	(269)
Change in fair value of insurance-related derivatives and embedded derivatives	19	248	—		267
Change in fair value of market risk benefits	(19)	139	—		120
Operating expenses	(101)	(78)	(12)	1(b)	(191)
Interest expense	(25)	(13)	(10)	1(e)	(48)
Total benefits and expenses	(1,527)	(144)	1		(1,670)

Net income (loss) before income taxes	143	436	(15)		564
Income tax recovery (expense)	(29)	(93)	3	1(d)	(119)
Net income (loss) for the period	$114	$343	$(12)		$445
Less: preferred stock dividends	—	11	—		11
Less: income attributable to non-controlling interests	1	—	—		1
Net income (loss) for the period attributable to ANGI	$113	$332	$(12)		$433

See the accompanying notes to the pro forma financial statements.

UNAUDITED PRO FORMA STATEMENT OF OPERATING RESULTS

For the Year Ended December 31, 2023

American National Group Inc.

For the year ended December 31, 2023 In USD, millions	American National (2)	AEL (3)	Transaction accounting adjustments (1)	Notes	Pro Forma ANGI
Net premiums	$3,522	$12	$—		$3,534
Other policy revenue	414	391	—		805
Net investment income	1,696	2,273	(54)	1(i)	3,915
Investment related gains (losses)	(3)	(99)	(39)	1(h)	(141)
Total revenues	5,629	2,577	(93)		8,113

Policyholder benefits and claims incurred	(3,289)	(18)	—		(3,307)
Interest sensitive contract benefits	(480)	(567)	—		(1,047)
Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired	(521)	(472)	42	1(c)	(951)
Change in fair value of insurance-related derivatives and embedded derivatives	(260)	(885)	—		(1,145)
Change in fair value of market risk benefits	69	15	—		84
Operating expenses	(602)	(302)	(62)	1(b), (j)	(966)
Interest expense	(99)	(51)	(41)	1(e)	(191)
Total benefits and expenses	(5,182)	(2,280)	(61)		(7,523)

Net income (loss) before income taxes	447	297	(154)		$590
Income tax recovery (expense)	(50)	(85)	33	1(d)	(102)
Net income (loss) for the year	$397	$212	$(121)		$488
Less: preferred stock dividends	—	44	—		44
Less: income attributable to non-controlling interests	5	1	—		6
Net income (loss) for the year attributable to ANGI	$392	$167	$(121)		$438

See the accompanying notes to the pro forma financial statements

NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1.	Transaction Accounting Adjustments

The foregoing tables and these explanatory notes present the statement of financial position as of March 31, 2024 and the statement of operating results for the three months ended March 31, 2024 and for the year ended December 31, 2023, as adjusted to give effect to the Transaction.

On May 2, 2024, American National, acquired all of the issued and outstanding common stock of AEL that Brookfield Reinsurance did not already own. Each issued and outstanding share of AEL common stock not already owned by American National was converted into the right to receive at closing an aggregate consideration valued at $56.50 per share, comprised of cash and class A limited voting shares of BAM (“BAM Shares”). The acquisition of AEL has been accounted for by American National using the acquisition method under ASC 805 Business Combinations (“ASC 805”) where the acquired assets and assumed liabilities of AEL were remeasured to their acquisition-date fair value. Total consideration transferred under ASC 805 was approximately $5.3 billion, approximately of which $2.5 billion was transferred by American National in cash and approximately $1.2 billion was transferred by Brookfield Reinsurance directly in BAM Shares. American National funded its cash purchase consideration through a combination of existing corporate and AEL liquidity, as well as additional term loan financing. The remainder of the consideration transferred is comprised of fair value of American National’s pre-existing interest in AEL of $217 million, fair value of Brookfield Reinsurance’s pre-existing interest in AEL of $680 million which the Company acquired by issuing common stock as part of the Transaction, fair value of AEL’s preferred stock of $685 million, and fair value of AEL’s non-controlling interests of $28 million.

Shortly after the acquisition of AEL, on May 7, 2024, American National completed a downstream merger with AEL, with AEL being the surviving entity, which was renamed to ANGI and reincorporated as a Delaware corporation. AEL’s issued and outstanding preferred stock were unaffected by the Transaction and remain outstanding as ANGI’s preferred stock. The merger of American National and AEL has been accounted for as a common control transaction as if the parent, American National, acquired the shares of its subsidiary, AEL, similar to that of a reversed acquisition without a change in basis for the assets acquired and liabilities assumed. American National is therefore treated as the ongoing reporting entity from an accounting perspective even though AEL is the surviving legal entity. ANGI will continue applying ANAT’s accounting policies post-Transaction.

The following table summarizes, on a preliminary basis, the consideration transferred, the fair value of assets acquired and liabilities assumed of AEL at the acquisition date , as well as the resulting goodwill, value of business acquired (“VOBA”) and intangible assets not previously recognized:

Fair value of consideration transferred
Cash	$2,526
BAM Shares transferred by Brookfield Reinsurance	1,118
Fair value of preferred stock	685
Fair value of non-controlling interests	28
Fair value of Brookfield Reinsurance’s pre-existing interest in AEL	680
Fair value of the Company's pre-existing interest in AEL	217
Total	5,254

Cash and cash equivalents	13,496
Investments	43,994
Accrued investment income	431
Reinsurance recoverables and deposit assets	14,984
Property and equipment	42
Other assets	670
Future policy benefits	(310)
Policyholders’ account balances	(61,473)
Market risk benefits	(3,123)
Notes payable	(768)
Subsidiary borrowings	(83)
Funds withheld for reinsurance liabilities	(8,601)
Other liabilities	(2,790)
Fair value of net identifiable assets acquired	(3,531)
Goodwill, VOBA & intangibles	$8,785

The above preliminary purchase price allocation has been used to prepare the transaction accounting adjustments in the Unaudited Condensed Consolidated Pro Forma Financial Statements, and is based on various assumptions, used to determine management’s best estimates of fair value. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations to the adjustments referred to in the explanatory notes below, which will be within twelve months of the acquisition date. Accordingly, the transaction accounting adjustments are preliminary and have been made solely for illustrative purposes.

Preliminary ASC 805 and other transaction accounting adjustments include:

a.	As part of the purchase consideration for AEL, Brookfield Reinsurance transferred BAM Shares valued at approximately $1.1 billion. The fair value of the BAM Shares has been measured using the trading price on the NYSE on the acquisition date. American National, while acquiring 100% of AEL’s issued and outstanding common stock Brookfield Reinsurance did not already own, was not required to pay this portion of the purchase consideration. As such, the transaction accounting adjustments reflect the $1.1 billion billion in additional paid-in capital (“APIC”) as a parent contribution from Brookfield Reinsurance, in addition to $2.5 billion of cash transferred by American National and the removal of $217 million of American National’s interest in AEL prior to the Transaction which were accounted for as equity securities, the addition of $680 million to APIC reflecting the issuance of ANGI shares to Brookfield Reinsurance to acquire its pre-Transaction interest in AEL, as well as the elimination of AEL’s pre-transaction equity balances. The fair value of Brookfield Reinsurance's and American National’s interest in AEL prior to the Transaction has been measured using the trading price of AEL’s common stock on NYSE immediate before the acquisition date. AEL’s non-controlling interest and preferred stock (which are outstanding as the Company’s preferred stock after the Transaction) have been adjusted to reflect their acquisition date fair value. The fair value of the preferred stock has been measured using their trading prices on the NYSE on the acquisition date.

b.	Includes $8.8 billion related to the recognition of goodwill, Value Of Business Acquired (“VOBA”), as well as intangible assets which primarily include brand name and distribution channels, based on the preliminary purchase price outlined above. The preliminary allocation of the $8.8 billion to goodwill, VOBA and intangibles is estimated to be in the range of $300 million to $600 million, $5 billion to $9 billion and $500 million to $1 billion, respectively. $12 million and $48 million of amortization expense on the intangibles that arose from the acquisition is reflected within “Operating expenses” in the Unaudited Condensed Consolidated Pro Forma Statements of Operating Results, for the three months ended March 31, 2024 and for the year ended December 31, 2023, respectively, based on a weighted average useful life of 20 years.

c.	Eliminates the deferred policy acquisition and deferred sales inducement costs previously recognized by AEL which do not represent rights to future cash flows. Deferred policy acquisitions costs will be reset through the finalization of the purchase price allocation. This results in a decrease in amortization of deferred sales inducements and deferred policy acquisition costs of $131 million for the three months ended March 31, 2024 and $472 million for the year ended December 31, 2023. $108 million and $430 million of VOBA amortization have been included in the Unaudited Condensed Consolidated Pro Forma Statement of Operating Results for the three months ended March 31, 2024 and for the year ended December 31, 2023, respectively. VOBA is amortized over the expected remaining life of the underlying policies.

d.	Reflects $754 million of deferred tax liabilities that arise from the acquisition accounting adjustments, using a statutory tax rate of 21%. $115 million of the adjustment was made to AEL’s deferred tax assets to reduce it to zero. The Unaudited Condensed Consolidated Pro Forma Statement of Operating Results has been adjusted to reflect the deferred tax impact of the transaction accounting adjustments based on a statutory tax rate of 21%.

e.	Reflects an increase of $594 million in incremental term loan borrowings at AEL to fund the cash purchase consideration, as well as an increase of $4 million to adjust AEL’s existing debt to fair value. The Unaudited Condensed Consolidated Pro Forma Statement of Operating Results has been adjusted to reflect the resulted changes in interest expense based on the interest rate of the term loan.

f.	Reflects the acquisition accounting adjustments to measure assets acquired and liabilities assumed at their acquisition fair value in accordance with ASC 805.

g.	Reflects the sale of short-term investments by American National to fund the cash consideration transferred.

h.	Reflects the removal of the $217 million American National’s interest in AEL that was already owned prior to the Transaction. Correspondingly, the associated $40 million and $2 million of fair fair value gains or losses have been removed from “Investment related gains” on the Unaudited Condensed Consolidated Pro Forma Statement of Operating Results for the year ended December 31, 2023 and for the three months ended March 31, 2024, respectively.

i.	Reflects the resulted changes to interest income on the mortgage loan portfolio, which has been adjusted to its acquisition date fair value, as a result of acquisition accounting from its carrying amount at amortized cost. The changes to interest income has been computed using a weighted average interest rate for the mortgage loan portfolio.

j.	Reflects the estimated transaction costs incurred by American National related to the acquisition. These transaction costs are reflected in the Unaudited Condensed Consolidated Pro Forma Statement of Operating Results for the year ended December 31, 2023 and will not affect the Company’s operating results beyond 12 months after the acquisition date.

2. Reclassification Adjustments to the Historical Financial Statements of American National

The following tables and explanatory notes present American National’s statement of financial position as of March 31, 2024, and the statement of operating results for the three months ended March 31, 2024 and for year ended December 31, 2023, as adjusted to conform the presentation to that of ANGI’s.

American National Group, LLC

Statement of Financial Position

As of March 31, 2024 In USD, millions	American National (Historical)	Reclassification to conform presentation	Notes	American National, Conformed
Assets
Available-for-sale fixed maturity securities, at fair value	$14,198	$(183)	2(f)	$14,015
Equity securities, at fair value	1,426	—		1,426
Mortgage loans on real estate, at amortized cost	5,582	—		5,582
Private loans, at amortized cost	—	183	2(f)	183
Real estate and real estate partnerships	3,554	(3,554)	2(f)	—
Real estate	—	460	2(f)	460
Real estate partnerships	—	3,094	2(f)	3,094
Investment funds	1,769	—		1,769
Policy loans	395	—		395
Short-term investments	3,243	—		3,243
Other invested assets	161	—		161
Total investments	30,328	—		30,328
Cash and cash equivalents	2,244	—		2,244
Accrued investment income	239	—		239
Market risk benefit	25	(25)	2(a)	—
Deferred policy acquisition costs	972	(972)	2(e)	—
Deferred policy acquisition costs and deferred sales inducements	—	616	2(e)	616
Premiums due and other receivables	492	—		492
Ceded unearned premiums	—	213	2(f)	213
Prepaid reinsurance premiums	213	(213)	2(f)	—
Deferred tax asset	252	—		252
Reinsurance recoverables and deposit assets	422	—		422
Property and equipment	170	—		170
Goodwill	121	(121)	2(e)	—
Current tax receivable	101	(101)	2(a)	—
Prepaid pension	254	(254)	2(a)	—
Goodwill, VOBA and intangible assets	—	521	2(a),(e),(f)	521
Other assets	221	336	2(a), (f)	557
Separate account assets	1,285	—		1,285
Total assets	$37,339	$—		$37,339

Liabilities
Future policy benefits	6,684	—		6,684
Policyholders’ account balances	17,588	—		17,588
Policy and contract claims	1,854	—		1,854
Market risk benefits	55	—		55
Unearned premium reserve	1,147	—		1,147
Other policyholder funds	339	—		339
Notes payable	185	—		185
Liability for retirement benefits	18	(18)	2(f)	—
Long-term debt	1,494	(1,494)	2(f)	—
Subsidiary borrowings	—	1,494	2(f)	1,494
Other liabilities	623	18	2(f)	641
Separate account liabilities	1,285	—		1,285
Total liabilities	$31,272	$—		$31,272

Equity
American National’s equity
Additional paid-in capital	5,185	—		5,185
Accumulated other comprehensive loss	(59)	—		(59)
Retained earnings	829	—		829
Total American National’s equity	5,955	—		5,955
Non-controlling interests	112	—		112
Total equity	$6,067	$—		$6,067
Total liabilities and equity	$37,339	$—		$37,339

American National Group, LLC

Statement of Operating Results

For the three months ended March 31, 2024 In USD, millions	American National (Historical)	Reclassification to conform presentation	Notes	American National, Conformed
Net premiums	$1,145	$—		$1,145
Other policy revenue	112	—		112
Net investment income	470	(49)	2(b), (f)	421
Net realized investment gains	2	(2)	2(f)	—
Investment related gains (losses)	—	(8)	2(f)	(8)
(Increase) decrease in investment credit loss	1	(1)	2(f)	—
Net gains (losses) on equity securities	(11)	11	2(f)	—
Other income	8	(8)	2(f)	—
Total revenues	1,727	(57)		1,670

Policyholder benefits and claims incurred	(1,084)	(2)	2(f)	(1,086)
Future policy benefit remeasurement losses	(2)	2	2(f)	—
Interest credited to policyholders' account balances	(192)	192	2(f)	—
Interest sensitive contract benefits	—	(154)	2(b), (f)	(154)
Change in deferred policy acquisition costs	27	(27)	2(e)	—
Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired	—	(161)	2(c), (e)	(161)
Change in fair value of insurance-related derivatives and embedded derivatives	—	19	2(b)	19
Change in fair value of market risk benefits	(19)	—		(19)
Commissions for acquiring and servicing policies	(130)	130	2(d)	—
Other operating expenses	(187)	187	2(f)	—
Operating expenses	—	(101)	2(c),(d),(f)	(101)
Interest expense	—	(25)	2(f)	(25)
Total benefits and expenses	(1,587)	60		(1,527)

Income before federal income tax and other items	140	3		143
Less: federal income tax	(29)	—		(29)
Income after tax	111	3		114
Other components of net periodic pension benefit (costs), net of tax	3	(3)	2(f)	—
Net income	$114	$—		$114
Less: income attributable to non-controlling interests	1	—		1
Net income for the period attributable to controlling interest	$113	$—		$113

For the year ended December 31, 2023 In USD, millions	American National (Historical)	Reclassification to conform presentation	Notes	American National, Conformed
Net premiums	$3,522	$—		$3,522
Other policy revenue	414	—		414
Net investment income	1,501	195	2(b), (f)	1,696
Net realized investment gains (loss)	(73)	73	2(f)	—
Investment related gains (losses)	—	(3)	2(f)	(3)
(Increase) decrease in investment credit loss	(27)	27	2(f)	—
Net gains on equity securities	97	(97)	2(f)	—
Other income	83	(83)	2(f)	—
Total revenues	5,517	112		5,629

Policyholder benefits and claims incurred	(3,261)	(28)	2(f)	(3,289)
Future policy benefit remeasurement losses	(28)	28	2(f)	—
Interest credited to policyholders' account balances	(628)	628	2(f)	—
Interest sensitive contract benefits	—	(480)	2(b), (f)	(480)
Change in deferred policy acquisition costs	249	(249)	2(e)	—
Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired	—	(521)	2(c), (e)	(521)
Change in fair value of insurance-related derivatives and embedded derivatives	—	(260)	2(b)	(260)
Change in fair value of market risk benefits	69	—		69
Commissions for acquiring and servicing policies	(743)	743	2(d)	—
Other operating expenses	(739)	739	2(f)	—
Operating expenses	—	(602)	2(c),(d),(f)	(602)
Interest expense	—	(99)	2(f)	(99)
Total benefits and expenses	(5,081)	(101)		(5,182)

Income before federal income tax and other items	436	11		447
Less: federal income tax	(47)	(3)	2(f)	(50)
Income after tax	389	8		397
Other components of net periodic pension benefit, net of tax	8	(8)	2(f)	—
Net income	$397	$—		$397
Less: income attributable to non-controlling interests	5	—		5
Net income for the period attributable to controlling interest	$392	$—		$392

The historical financial statements of American National were prepared in accordance with U.S. GAAP. The following reclassification adjustments have been made to conform the presentation of the historical financial statements of American National to the presentation of ANGI’s financial statements:

a.	“Other assets” is adjusted to include market risk benefits asset, current tax receivable, and prepaid pension. Intangible assets have been presented in “Goodwill, VOBA and intangible assets”;

b.	Mark-to-market gains on equity-indexed call options and embedded derivatives within Policyholders’ Account Balances are reclassified from “Net investment income” and “Interest sensitive contract benefits”, respectively, to “Change in fair value of insurance-related derivatives and embedded derivatives”;

c.	Capitalization of deferred policy acquisition costs, deferred sales inducements and value of business acquired has been reclassified to “Operating expenses”. “Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired” will only include the amortization expense;

d.	“Commissions for acquiring and servicing policies” is reclassified to “Operating expenses”; and

e.	Deferred policy acquisition costs and VOBA are reclassified from “Deferred policy acquisition costs” to “Deferred policy acquisition costs and deferred sales inducements” and “Goodwill, VOBA and intangible assets”, respectively. Capitalizations of deferred policy acquisition costs are reclassified from “Change in deferred policy acquisition costs” to “Operating expenses”. Amortization of deferred policy acquisition costs is reclassified from “Change in deferred policy acquisition costs” to “Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired”.

f.	Other reclassifications.

3. Reclassification Adjustments to the Historical Financial Statements of AEL

The following tables and explanatory notes present AEL’s statement of financial position as of March 31, 2024, and AEL’s statement of operating results for the three months ended March 31, 2024 and for the year ended December 31, 2023, as adjusted to conform the presentation to that of ANGI’s.

American Equity Investment Life Holding Company

Statement of Financial Position

As of March 31, 2024 In USD, millions	AEL (Historical)	Reclassification to conform presentation	Notes	AEL, Conformed
Assets
Available-for-sale fixed maturity securities, at fair value	$32,044	$—		$32,044
Mortgage loans on real estate, at amortized cost	7,282	—		7,282
Private loans, at amortized cost	—	853	3(a)	853
Real estate and real estate partnerships	1,364	(1,364)	3(i)	—
Real estate	—	1,355	3(i)	1,355
Real estate partnerships	—	51	3(b)	51
Limited partnerships and limited liability companies	1,066	(1,066)	3(b)	—
Investment funds	—	1,024	3(b)	1,024
Policy loans	—	1	3(a)	1
Short-term investments	—	280	3(a)	280
Derivative assets	1,617	(1,617)	3(a)	—
Other invested assets	1,625	(1,117)	3(a)	508
Total investments	44,998	(1,600)		43,398
Cash and cash equivalents	13,496	—		13,496
Coinsurance deposits	14,744	(14,744)	3(c)	—
Market risk benefits	525	(525)	3(d)	—
Accrued investment income	431	—		431
Deferred policy acquisition costs	3,185	(3,185)	3(e)	—
Deferred sales inducements	2,441	(2,441)	3(e)	—
Deferred policy acquisition costs and deferred sales inducements	—	5,626	3(e)	5,626
Deferred income taxes	115	(115)	3(i)	—
Deferred tax asset	—	115	3(i)	115
Reinsurance recoverables and deposit assets	—	15,144	3(c), (d)	15,144
Property and equipment	—	39	3(d)	39
Goodwill, VOBA and intangible assets	—	37	3(d)	37
Income taxes recoverable	24	(24)	3(d)	—
Other assets	821	73	3(d)	894
Total assets	$80,780	$(1,600)		$79,180

Liabilities
Policy benefits reserves	60,980	(60,980)	3(f)	—
Future policy benefits	—	341	3(f)	341
Policyholders’ account balances	—	60,821	3(f)	60,821
Market risk benefits	3,123	—		3,123
Other policy funds and contract claims	182	(182)	3(f)	—
Notes and loan payable	784	(784)	3(i)	—
Notes payable	—	784	3(i)	784
Subordinated debentures	79	(79)	3(i)	—
Subsidiary borrowings	—	79	3(i)	79
Funds withheld for reinsurance liabilities	8,812	—		8,812
Other liabilities	3,648	(1,600)	3(a)	2,048
Total liabilities	$77,608	$(1,600)		$76,008

Equity
Preferred stock	—	—		—
Common stock	80			80
Additional paid-in capital	1,073			1,073
Accumulated other comprehensive income (loss)	(3,190)	—		(3,190)
Retained earnings	5,185	—		5,185
Non-controlling interests	24	—		24
Total equity	$3,172	$—		$3,172
Total liabilities and equity	$80,780	$(1,600)		$79,180

American Equity Investment Life Holding Company

Statement of Operating Results

For the three months ended March 31, 2024 In USD, millions	AEL (Historical)	Reclassification to conform presentation	Notes	Subtotal
Annuity product charges	96	(96)	3(i)	—
Other policy revenue	—	119	3(i)	119
Net investment income	555	—		555
Change in fair value of derivatives	410	(410)	3(g)	—
Net realized losses on investments	(94)	94	3(i)	—
Investment related gains (losses)	—	(94)	3(i)	(94)
Other revenue	23	(23)	3(i)	—
Total revenues	990	(410)		580

Insurance policy benefits and change in future policy benefits	(4)	4	3(i)	—
Policyholder benefits and claims incurred	—	(4)	3(i)	(4)
Interest sensitive and index product benefits	(305)	305	3(i)	—
Interest sensitive contract benefits	—	(305)	3(i)	(305)
Amortization of deferred sales inducements	(54)	54	3(h)	—
Amortization of deferred policy acquisition costs	(77)	77	3(h)	—
Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired	—	(131)	3(h)	(131)
Change in fair value of embedded derivatives	(162)	162	3(g)	—
Change in fair value of insurance-related derivatives and embedded derivatives	—	248	3(g)	248
Market risk benefits gains (losses)	139	(139)	3(i)	—
Change in fair value of market risk benefits	—	139	3(i)	139
Other operating costs and expenses	(78)	78	3(i)	—
Operating expenses	—	(78)	3(i)	(78)
Interest expense on notes and loan payable	(12)	12	3(i)	—
Interest expense on subordinated debentures	(1)	1	3(i)	—
Interest expense	—	(13)	3(i)	(13)
Total benefits and expenses	(554)	410		(144)

Net income (loss) before income taxes	436	—		436
Income tax recovery (expense)	(93)	—		(93)
Net income (loss) for the period	$343	$—		$343
Less: preferred stock dividends	11	—		11
Net income (loss) for the period attributable to controlling interest	$332	$—		$332

For the year ended December 31, 2023 In USD, millions	AEL (Historical)	Reclassification to conform presentation	Notes	AEL, Conformed
Premiums and other considerations	$12	$(12)	3(i)	$—
Net premiums	—	12	3(i)	12
Annuity product charges	315	(315)	3(i)	—
Other policy revenue	—	391	3(i)	391
Net investment income	2,273	—		2,273
Change in fair value of derivatives	259	(259)	3(g)	—
Net realized losses on investments	(99)	99	3(i)	—
Investment related gains (losses)	—	(99)	3(i)	(99)
Other revenue	76	(76)	3(i)	—
Total revenues	2,836	(259)		2,577

Insurance policy benefits and change in future policy benefits	(18)	18	3(i)	—
Policyholder benefits and claims incurred	—	(18)	3(i)	(18)
Interest sensitive and index product benefits	(567)	567	3(i)	—
Interest sensitive contract benefits	—	(567)	3(i)	(567)
Amortization of deferred sales inducements	(192)	192	3(h)	—
Amortization of deferred policy acquisition costs	(280)	280	3(h)	—
Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired	—	(472)	3(h)	(472)
Change in fair value of embedded derivatives	(1,144)	1,144	3(g)	—
Change in fair value of insurance-related derivatives and embedded derivatives	—	(885)	3(g)	(885)
Market risk benefits gains (losses)	15	(15)	3(i)	—
Change in fair value of market risk benefits	—	15	3(i)	15
Other operating costs and expenses	(302)	302	3(i)	—
Operating expenses	—	(302)	3(i)	(302)
Interest expense on notes and loan payable	(46)	46	3(i)	—
Interest expense on subordinated debentures	(5)	5	3(i)	—
Interest expense	—	(51)	3(i)	(51)
Total benefits and expenses	(2,539)	259		(2,280)

Net income (loss) before income taxes	297	—		297
Income tax recovery (expense)	(85)	—		(85)
Net income (loss) for the year	$212	$—		$212
Less: preferred stock dividends	44	—		44
Less: income attributable to non-controlling interests	1	—		1
Net income (loss) for the year attributable to controlling interest	$167	$—		$167

The historical financial statements of AEL were prepared in accordance with U.S. GAAP. Management has reviewed and determined that there are no material differences in accounting policies applied by AEL and ANAT. The following adjustments have been made to conform the presentation of the historical financial statements of AEL to that of ANGI:

a.	“Other invested assets” has been adjusted to include derivative assets. Balances related to “Short-term investments”, “Private loans” and “Policy loans” have been presented as separate line items. Cash collateral on derivative assets has been reclassed out of “Other liabilities” to net off against derivative assets within “Other invested assets”, to align with Brookfield Reinsurance’s balance sheet presentation policy;

b.	“Limited partnerships and limited liability companies” is reclassified to “Investment funds” and “Real estate partnerships”;

c.	Coinsurance deposits have been reclassified to “Reinsurance recoverables and deposit assets”;

d.	“Other assets” has been adjusted to include market risk benefits assets and income taxes recoverable. “Property and equipment” has been presented as a separate line item. The balance related to “Amounts recoverable from reinsurers” is reclassified from “Other assets” to “Reinsurance recoverables and deposit assets”;

e.	Deferred policy acquisition costs and deferred sales inducements have been presented as a single line item “Deferred policy acquisition costs and deferred sales inducements”;

f.	“Policy benefit reserves” has been bifurcated into “Future policy benefits” and “Policyholders’ account balances”. “Other policy funds and contract claims” has been reclassified to “Policyholders’ account balances”;

g.	“Change in fair value of derivatives” and “Change in fair value of embedded derivatives” have been included in “Change in fair value of insurance-related derivatives and embedded derivatives”;

h.	Amortization expense of deferred policy acquisition costs and deferred sales inducements have been included in “Amortization of deferred policy acquisition costs, deferred sales inducements and value of business acquired”; and

i.	Other reclassifications.